[GRAPHIC OMITTED]

The

Gabelli

[GRAPHIC OMITTED]

ABC

Fund

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  Annual Report
                                December 31, 1997

To Our Shareholders,

      The Gabelli ABC Fund's portfolio manager, Mario J. Gabelli, was recently named the Domestic Equity Fund Manager of the Year for 1997 by Morningstar.

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                             Quarter
                                 ----------------------------------
                                  1st     2nd        3rd      4th      Year
                                  ---     ---        ---      ---      ----
 1997:   Net Asset Value .....   $9.98   $10.45     $10.74   $10.23   $10.23
         Total Return ........    1.4%     4.7%       2.8%     3.3%    12.8%
 ------------------------------------------------------------------------------
 1996:   Net Asset Value .....  $10.10   $10.16      $9.77    $9.84    $9.84
         Total Return ........    4.1%     0.6%       0.8%     2.2%     7.8%
 ------------------------------------------------------------------------------
 1995:   Net Asset Value .....   $9.94   $10.14     $10.41    $9.71    $9.71
         Total Return ........    3.9%     2.0%       2.7%     2.2%    11.2%
 ------------------------------------------------------------------------------
 1994:   Net Asset Value .....  $10.12   $10.11     $10.42    $9.57    $9.57
         Total Return ........    0.9%    (0.1)%      3.1%     0.6%     4.5%
 ------------------------------------------------------------------------------
 1993:   Net Asset Value .....      --   $10.10     $10.63   $10.03   $10.03
         Total Return ........      --     1.0%(b)    5.2%     2.6%     9.1%(b)
 ------------------------------------------------------------------------------

------------------------------------------------
  Average Annual Returns - December 31, 1997(a)
  ---------------------------------------------

  1 Year.............................    12.8%
  3 Year.............................    10.6%
  Life of Fund (b)...................    9.8%
------------------------------------------------

                     Dividend History
----------------------------------------------------------

Payment (ex) Date    Rate Per Share    Reinvestment  Price
-----------------    --------------    ------------  -----

December 29, 1997         $0.860            $10.17
December 27, 1996         $0.146             $9.83
September 30, 1996        $0.470             $9.77
December 28, 1995         $0.930             $9.71
December 28, 1994         $0.910             $9.52
December 31, 1993         $0.880            $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 14, 1993.

--------------------------------------------------------------------------------

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI ABC FUND,
       THE LIPPER U.S. TREASURY MONEY MARKET AVERAGE AND THE S&P 500 INDEX

  [The following table was depicted as a line chart in the printed material.]

                                        Lipper U.S. Treasury
                Gabelli ABC Fund*       Money Market Average       S&P 500 Index
                -----------------       --------------------       -------------

5/14/93             $10,000                   10000                    10000
12/31/93            $10,910                   10163                    10659
12/31/94            $11,401                   10530                    10798
12/31/95            $12,278                   11091                    14858
12/31/96            $13,667                   11618                    18275
12/31/97            $15,410                   12139                    24370

----------
*     Past Performance is not predictive of future performance.

      In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

Investment Performance

      For the fourth quarter ended December 31, 1997, the Gabelli ABC Fund's total return was 3.3%. The Fund was up 12.8% for 1997. Since inception on May 14, 1993 through December 31, 1997, the Fund has a total return of 54.1%, which equates to an average annual return of 9.8%. The Fund seeks to achieve a positive return in various market environments. We see ourselves as an "enhanced money market."

What We  Do

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. Our approach has been to maintain a diversified portfolio of value oriented equities, convertible preferred stocks, convertible bonds and U.S. Government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities

                               [GRAPHIC OMITTED]
and virtually risk free U.S. Treasury Bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 13, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997. Although the Performance Guaranty Program is not being offered for 1998, the Fund continues striving to achieve the same objectives. In a market with the S&P 500 gaining over 30%, a minimum return guaranty of 5% appears dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors are exploring several options as we move into 1998. We are considering a longer term guaranty program in a closed end structure. This would require shareholder approval and would be an attractive format for initial investors. The program would be available to all investors in the Fund as of December 31, 1997.

      The Fund will continue to be managed, as it has been over the past four and one-half years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

1997 Revisited

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to five portfolio holdings which found new homes under other corporate roofs--materially enhancing our equity returns. Niche industrial companies including Ampco-Pittsburgh (AP - $19.5625 - NYSE) and Hudson General (HGC - $48.00 - ASE) were near the top of our leader board. On the equity/convertible preferred front, our "black eyes" included publishers like Reader's Digest (RDB
- $24.375 - NYSE) and Golden Books, both solid franchises experiencing what we believe are temporary difficulties. The Fund's U.S. Treasury holdings, approximately 50% of the portfolio at year end 1997, served their purpose of contributing yield and safety of principle in what was a strong, but volatile stock market.

1998: Will it be Another Good Year?

      Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

------------------------------------------------------------------------------------------
                                       Flow of Funds
                                        ($ Billions)

Sources                                           1993     1994    1995     1996     1997E
-------                                           ----     ----    ----     ----     -----
U.S. Deals                                        $234     $340   $  511   $  652   $  919
Stock Buybacks                                      37       46       99      176      179
Equity Mutual Funds Net                            130      119      128      222      231
Dividends                                          204      230      274      309      333
                                                  ----     ----   ------   ------   ------
                    Sources:                       605      735    1,012    1,359    1,662
                                                  ----     ----   ------   ------   ------
Uses
IPOs                                               103       62       82      115      118
U.S./International Equity Capital Flow
     U.S. Purchases of Non-U.S. Equities           309      434      396      514      734
     International Purchases of U.S. Equities      246      387      346      457      679
                                                  ----     ----   ------   ------   ------
       Net Flow:                                    63       47       50       57       55
                                                  ----     ----   ------   ------   ------
                    Uses:                          166      109      132      172      173
                                                  ----     ----   ------   ------   ------
     Net Flow of Funds:                           $439     $626   $  880   $1,187   $1,489
                                                  ====     ====   ======   ======   ======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates.

------------------------------------------------------------------------------------------

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead. Other issues on our "Bear Watch" include:

      o     The Asian Flu spreading to Latin American currencies and economies.

      o     An upswing in wage inflation not offset by productivity gains.

      o The emergence of trade barriers that cause a global political backlash.

      o     A disruption of oil flow from the Middle East.

      o The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?

      o Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.

      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

      Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. Additionally, we are maintaining the portfolio's substantial position in U.S. Treasury securities to mitigate risk should the stock market prove less generous in the year ahead.

Merger Mania

      We believe we are in the relatively early stages of the third great wave of merger and acquisition activity. In the 1950s, it was the conglomerateers buying businesses to build large diversified companies. In the 1980s, it was financial engineers -- the leveraged buyout firms -- gobbling up and then paring down undervalued companies. Today, it is the strategic corporate buyer looking to extend franchises and build global distribution systems. We are seeing two to three deals almost daily. We are seeing an increase in deal activity overseas as well, including hostile takeover bids (Germany's Krupp Hoesch taking a shot at Thyssen). What does this mean for the Fund? In selecting equities for our portfolio, we focus on dominant market share companies in niche industries trading at a discount to our appraisal of their "real world" economic value. In other words, the kind of companies that may prove quite attractive to strategic corporate buyers. We expect the Fund's performance to be buoyed by the takeovers of selected portfolio holdings in the years ahead.

       ----------------------------------------------------------------

                        Deals - "Third Wave of Takeovers"
                                  ($ Billions)

                           1993      1994      1995     1996      1997E
                           ----      ----      ----    ------    ------
       Worldwide Deals     $452      $575      $950    $1,140    $1,600
       U.S. Deals           234       340       511       652       919
                            52%       59%       54%       57%       57%

       U.S. Deals          $234      $340      $511      $652      $919
       Cash Deals           131       212       254       356       414
                            56%       62%       50%       55%       45%

       Sources: Securities Data Corp, Investment Company Institute,
                Birinyi Associates.

       ----------------------------------------------------------------

And the Winner Is?

      Despite giving up a lot of financial weight and reach to its better known opponent, little Starwood Lodging (HOT - $57.875 - NYSE) upset Hilton Hotels (HLT - $29.75 - NYSE) in the battle for ITT (ITT - $82.625 - NYSE). The deal, which is scheduled to close in February 1998, is for $25.50 in cash and the balance in Starwood stock -- about an $83 per share value at year end. We sided with the heavily favored Hilton, primarily due to the higher cash component of its offer. However, since the cost per share of the Fund's ITT holdings was approximately $71 per share, we were hardly distraught over the outcome.

Bottoms Up

      We believe the biblical adage "those that are last shall be first" may be prophetic for several of the laggards in the Fund's portfolio. Viacom (VIA $40.875 - ASE) is the portfolio's most prominent loaded laggard. We think the new management is making progress at Blockbuster Video and can re-invigorate cash flows from this troubled division. Simon & Schuster and Prentice Hall are well-positioned in the educational publishing business, but we believe Viacom will liquefy these assets. Paramount is doing just fine. And, the value of the MTV, VH1 and Nickelodeon cable networks just keeps growing. Chairman Sumner Redstone is a proud and competitive man -- this is a fellow who survived a hotel fire by hanging by his finger tips from a balcony. We don't think he will give up until he gets Viacom stock back up to where it belongs.

Let's Talk Stocks

      The following are company specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

LIN Television Corp. (LNTV - $54.50 - Nasdaq) owns and operates eight network-affiliated television stations. In October, LIN agreed to be acquired by Hicks, Muse, Tate & Furst, a Dallas-based investment firm for $55 a share, or approximately $1.9 billion. The transaction gives AT&T, which owns 45% of LIN, the vehicle to cash out its investment before the 1998 deadline by which it had to either buy the rest of LIN or put the company up for sale. Hicks Muse is paying a multiple of over 13 times LIN's broadcast cash flow.

Shared Technologies Fairchild Inc. (STCH - $14.625 - Nasdaq) agreed to be acquired by Intermedia Communications for $15 per share, or $713 million in cash and assumed debt, ending Tel-Save Holdings' bid. Tel-Save agreed in July to buy Shared Technologies for stock valued at roughly $12 per share. All three companies offer phone services, mainly as a package, to businesses. Tel-Save agreed to drop its bid and will receive $63 million in breakup fees. Intermedia's move to buy Shared Technologies illustrates the urgency among phone companies of all sizes to get bigger in order to stay competitive. As part of the transaction, Intermedia initiated a $15 cash tender offer for four million shares, or 23%, of Shared Technologies' common shares. The offer expired on December 26, 1997 with shareholders receiving approximately 25% of their position in cash. The remaining shares will be acquired in a second-step $15 cash merger, subject to shareholder and regulatory approvals. The deal is expected to close by the end of the first quarter of 1998.

Syratech Corp. (SYRA - $35.50 - Nasdaq) was acquired by Boston financier Thomas
H. Lee for approximately $281 million, expanding his portfolio of small to mid-size growth companies. Lee paid $32 per share for Syratech, a maker of gifts, silverware and Faberware pots and pans. Leonard Florence, Chairman and CEO of Syratech, and certain other executive officers of the company retained equity interests in the surviving entity having an aggregate value of at least $24 million. There were approximately nine million Syratech shares outstanding, of which Mr. Florence owned approximately 32%. Shareholders could have elected to receive $32 per share in cash or retain as much as 32% of their holdings in the form of the new company created after the merger. The transaction was completed in April 1997.

Tejas Gas Corp. (TEJ - $61.25- NYSE) signed a definitive agreement to be acquired by The Royal Dutch Shell Group's U.S. arm for $2.35 billion in cash and debt, giving Shell Oil the pipelines it needs to transport natural gas production from the Gulf of Mexico. Shell Oil, the U.S. unit, is paying $61.50 per share in cash ($1.45 billion) and assuming approximately $900 million in debt and preferred stock. Tejas has 10,500 miles of natural gas pipelines, including extensive networks in Texas and Louisiana that Shell will link with its Gulf pipelines. Many companies in the natural gas industry have been sold in the last two years, largely to utilities who want to sell both natural gas and electricity and secure sources of fuel for power generation. In addition to its pipelines, Tejas owns underground storage facilities that can hold 155 billion cubic feet of natural gas and 14 processing plants used to separate liquid fuels such as propane and butane from natural gas before it is shipped.

TriMas Corp. (TMS - $34.375 - NYSE) agreed to be acquired by MascoTech in a $34.50 per share cash tender offer. MascoTech is lessening its reliance on the auto industry by acquiring TriMas Corp. at a time when automakers are pressuring suppliers to cut prices. TriMas, based in Ann Arbor, Michigan, produces car-towing systems, fasteners and specialty insulation. MascoTech currently owns approximately 15.2 million shares, or 37% of the outstanding shares, of TriMas and certain Masco Tech-related parties own approximately 8% of the outstanding shares of TriMas.

USX-Delhi Group (DGP - $20.50 - NYSE) announced that USX Corp. completed the sale of its USX-Delhi Group natural gas pipeline unit to closely held Koch Industries for $762 million as part of an effort to focus on its steel and oil businesses. USX-Delhi Group indicated to its shareholders at the time of the close of the transaction on November 25, 1997 that they would receive between $19 and $21 per share, depending on how much of the proceeds were used to pay down debt and other obligations. On December 26, 1997, USX-Delhi announced after its completed audit that it would redeem its shares for $20.60 per share.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

No Load - Effective January 2, 1997

      Effective January 2, 1997, the Fund no longer imposes a front end sales charge. All purchases made after January 1, 1997 are no load, that is, without a sales charge. New and current shareholders may purchase shares of the Fund at any time.

In Conclusion

      1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value stocks trading at a material discount to their longer term intrinsic value and on insulating the portfolio from market drops by maintaining a substantial weighting in U.S. Treasuries. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

                                        Sincerely,


                                        /s/ Mario J. Gabelli

                                        Mario J. Gabelli, CFA
                                        Portfolio Manager and
February 1, 1998                        Chief Investment Officer

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments  -- December 31, 1997
================================================================================

                                                                       Market
   Shares                                                 Cost          Value
   ------                                                 ----          -----

             COMMON STOCKS-- 56.5%
             AUTOMOTIVE: PARTS and ACCESSORIES -- 0.3%

      3,000  Modine Manufacturing Co. .............  $    93,120    $   102,375
                                                     -----------    -----------

             AVIATION: PARTS and SERVICES -- 1.6%
     20,000  Fairchild Corp., Cl. A+ ..............      400,802        497,500
      6,000  Hi-Shear Industries Inc.+ ............        7,300         12,375
      1,000  Hudson General Corp. .................       48,237         48,000
                                                     -----------    -----------
                                                         456,339        557,875
                                                     -----------    -----------
             BROADCASTING -- 8.1%
      2,000  American Radio Systems Corp.+ ........       97,163        106,625
     50,000  LIN Television Corp.+ ................    2,402,666      2,725,000
                                                     -----------    -----------
                                                       2,499,829      2,831,625
                                                     -----------    -----------
             BUSINESS SERVICES -- 5.1%
      1,000  Fisher Scientific International Inc. .       44,550         47,750
    150,000  Nashua Corp.+ ........................    1,931,250      1,762,500
                                                     -----------    -----------
                                                       1,975,800      1,810,250
                                                     -----------    -----------
             COMMUNICATIONS EQUIPMENT -- 0.5%
      4,000  Dynatech Corp.+ ......................      188,950        187,500
                                                     -----------    -----------
             COMPUTER SOFTWARE and SERVICES-- 0.0%
             138 DecisionOne Holdings Corp.+ ......        3,085          3,450
                                                     -----------    -----------
             CONSUMER PRODUCTS -- 0.6%
     13,000  Carter-Wallace Inc. ..................      141,766        219,375
                                                     -----------    -----------
             DIVERSIFIED INDUSTRIAL -- 6.1%
     10,000  Katy Industries Inc. .................      239,250        203,750
      8,000  Lukens Inc. ..........................      227,900        228,500
     50,000  TriMas Corp. .........................    1,715,000      1,718,750
                                                     -----------    -----------
                                                       2,182,150      2,151,000
                                                     -----------    -----------
             ENERGY -- 19.4%
      3,000  Pennzoil Co. .........................      217,870        200,438
     16,000  Southwest Gas Corp. ..................      302,563        299,000
     60,532  Tejas Gas Corp.+ .....................    3,647,054      3,707,584
     10,000  Texaco Inc. ..........................      588,735        543,750
    100,000  USX - Delhi Group ....................    1,902,280      2,050,000
                                                     -----------    -----------
                                                       6,658,502      6,800,772
                                                     -----------    -----------
             ENTERTAINMENT -- 1.4%
      8,000  Topps Co. Inc.+ ......................       40,990         17,750
     11,800  Viacom Inc., Cl. A+ ..................      349,920        482,325
                                                     -----------    -----------
                                                         390,910        500,075
                                                     -----------    -----------
             EQUIPMENT and SUPPLIES -- 1.3%
      2,800  Ampco-Pittsburgh Corp. ...............       19,415         54,775
      7,000  Amphenol Corp., Cl. A+ ...............      177,975        389,813
                                                     -----------    -----------
                                                         197,390        444,588
                                                     -----------    -----------

             HEALTH CARE -- 1.0%
      6,000  Genentech Inc.+ ......................      287,150        363,750
                                                     -----------    -----------

             HOTELS and GAMING -- 0.7%
      2,000  Aztar Corp.+ .........................       13,975         12,500
      3,000  ITT Corp., New+ ......................      213,860        248,625
                                                     -----------    -----------
                                                         227,835        261,125
                                                     -----------    -----------
             METALS and MINING -- 0.1%
     30,000  Pegasus Gold Inc.+ ...................       16,325         18,750
     10,000  Royal Oak Mines Inc.+ ................       11,858         15,625
                                                     -----------    -----------
                                                          28,183         34,375
                                                     -----------    -----------
             PUBLISHING -- 0.2%
      1,000  Dow Jones & Co. Inc. .................       46,820         53,688
      1,000  Reader's Digest
             Association Inc., Cl. B ..............       22,024         24,375
                                                     -----------    -----------
                                                          68,844         78,063
                                                     -----------    -----------
             REAL ESTATE -- 3.7%
     50,000  Catellus Development Corp.+ ..........      900,000      1,000,000
     20,000  Griffin Land & Nurseries Inc.+ .......      322,381        310,000
      1,000  Property Capital Trust ...............        6,613          1,125
                                                     -----------    -----------
                                                       1,228,994      1,311,125
                                                     -----------    -----------
             RETAIL -- 3.1%
     20,000  Bruno's Inc.+ ........................      159,746         41,250
      6,000  Giant Food Inc., Cl. A ...............      198,175        202,125
     23,630  Syratech Corp.+ ......................      752,757        838,865
                                                     -----------    -----------
                                                       1,110,678      1,082,240
                                                     -----------    -----------

             TELECOMMUNICATIONS -- 0.9%
     20,000  Citizens Utilities Co., Cl. B+ .......      195,753        192,500
      2,000  Southern New England
              Telecommunications Corp. ............       79,100        100,625
      1,000  Startec Global Communications
              Corp.+ ..............................       12,000         22,375
                                                     -----------    -----------
                                                         286,853        315,500
                                                     -----------    -----------

             WIRELESS COMMUNICATIONS -- 2.4%
      1,000  CommNet Cellular Inc.+ ...............       34,540         35,562
     55,000  Shared Technologies
              Fairchild Inc.+ .....................      800,725        804,375
      2,500  TCI Satellite Entertainment
              Inc., Cl. A+ ........................       16,484         17,188
                                                     -----------    -----------
                                                         815,749        857,125
                                                     -----------    -----------
             TOTAL COMMON STOCKS ..................   18,878,127     19,912,188
                                                     -----------    -----------

             CONVERTIBLE PREFERRED STOCKS -- 1.9%
             PUBLISHING -- 0.1%
        500  Golden Books Family Entertainment
              Inc. 8.75% Cv. Pfd. (a)                     25,000         26,500
                                                     -----------    -----------


    The accompanying notes are an integral part of the financial statements.

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

                                                                       Market
   Shares                                                 Cost          Value
   ------                                                 ----          -----

             CONVERTIBLE PREFERRED STOCKS (continued)
             TELECOMMUNICATIONS -- 1.8%
      1,000  Citizens Utilities Co. 5.00% Cv.
              Pfd. ................................  $    47,300   $     47,750
     13,500  Sprint Corp. 8.25% Cv. Pfd. ..........      500,507        604,125
                                                     -----------   ------------
                                                         547,807        651,875
                                                     -----------   ------------
             TOTAL CONVERTIBLE
              PREFERRED STOCKS ....................      572,807        678,375
                                                     -----------   ------------
             RIGHTS -- 0.0%
             COMPUTER SOFTWARE and SERVICES -- 0.0%
     17,500  Fusion Systems Corp.+ ................            0         12,032
                                                     -----------   ------------
             TOTAL RIGHTS .........................            0         12,032
                                                     -----------   ------------

  Principal
   Amount
   ------

             CONVERTIBLE CORPORATE BONDS -- 0.7%
             CONSUMER PRODUCTS -- 0.0%
$    17,000  Fieldcrest Cannon Inc. Sub.
              Deb. Cv. 6.00%, 03/15/12 ............       13,931         13,821
                                                     -----------   ------------
             FOOD and BEVERAGE -- 0.4%
    500,000  Flagstar Companies Inc. Sub.
              Deb. Cv. 10.00%, 11/01/14 ...........      183,095        120,000
                                                     -----------   ------------
             RETAIL -- 0.3%
    100,000  General Host Corp. Sub. Deb. Cv.
              8.00%, 02/15/02......................       75,172        100,250
    200,000  RDM Sports Group Inc. Cv.
              8.00%, 08/15/03......................        4,000          2,000
                                                     -----------   ------------
                                                          79,172        102,250
                                                     -----------   ------------
             TOTAL CONVERTIBLE
              CORPORATE BONDS .....................      276,198        236,071
                                                     -----------   ------------
             CORPORATE BONDS -- 0.2%
             FOOD and BEVERAGE -- 0.2%
    150,000  Flagstar Companies Inc.
              11.25%, 11/01/04 ....................      128,176         57,750
                                                     -----------   ------------
             TOTAL CORPORATE BONDS ................      128,176         57,750
                                                     -----------   ------------
             U.S. GOVERNMENT OBLIGATIONS -- 30.4%
 10,756,000  U.S. Treasury Bills, 4.982% to
              5.359%, due 01/02/98 to
              02/26/98 ............................   10,706,318     10,705,168
                                                     -----------   ------------
             TOTAL U.S. GOVERNMENT
              OBLIGATIONS .........................   10,706,318     10,705,168
                                                     -----------   ------------
             REPURCHASE AGREEMENTS -- 4.3%
  1,500,000  State Street Bank & Trust, dated
              12/31/97, with a maturity value
              of $1,500,529 (Collateralized by
              $1,525,000 U. S. Treasury
              Notes, 5.50%, due 11/15/98,
              market value $1,532,625) ............  $ 1,500,000   $  1,500,000
                                                     -----------   ------------

             TOTAL REPURCHASE
              AGREEMENTS ..........................    1,500,000      1,500,000
                                                     -----------   ------------
             TOTAL INVESTMENTS --
              94.0% ...............................  $32,061,626     33,101,584
                                                     ===========
             Other Assets and Liabilities
              (Net)-- 6.0% ........................                   2,126,423
                                                                   ------------
             NET ASSETS -- 100.0%
              (3,442,361 shares outstanding) ......                $ 35,228,007
                                                                   ------------
             NET ASSET VALUE, Offering
              and Redemption Price
              Per Share............................                      $10.23
                                                                         ======

----------------------
For Federal income tax purposes:
     Aggregate cost ...............................                $ 32,061,626
                                                                   ===========
     Gross unrealized appreciation ................                $  1,612,987
     Gross unrealized depreciation ................                    (573,029)
                                                                   ------------
     Net unrealized appreciation ..................                $  1,039,958
                                                                   ============

----------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $26,500 or 0.1% of net assets.
+   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                               The Gabelli ABC Fund

Statement of Assets and Liabilities
December 31, 1997
================================================================================

Assets:
   Investments, at value (cost $32,061,626) ...............         $33,101,584
   Receivable for Fund shares sold ........................           2,713,849
   Dividends and interest receivable ......................               2,036
   Deferred organizational expenses .......................               8,822
                                                                    -----------
       Total Assets .......................................          35,826,291
                                                                    -----------
Liabilities:
   Payable to custodian ...................................             423,678
   Payable for Fund shares redeemed .......................              59,144
   Payable for investment advisory fees ...................              30,640
   Payable for distribution fees ..........................              21,155
   Other accrued expenses .................................              63,667
                                                                    -----------
       Total  Liabilities ..................................            598,284
                                                                    -----------
       Net A ssets (applicable to 3,442,361
        shares outstanding) ...............................         $35,228,007
                                                                    ===========
       Net Asset Value, offering and
        redemption price per share ........................              $10.23
                                                                         ======
Net Assets consist of:
   Capital stock, at par value ............................         $     3,442
   Additional paid-in-capital .............................          34,186,713
   Distributions in excess of
       net investment income ..............................              (5,775)
   Accumulated undistributed net realized
       gain on investments ................................               3,669
   Net unrealized appreciation on
       investments ........................................           1,039,958
                                                                    -----------
       Total Net Assets ...................................         $35,228,007
                                                                    ===========

Statement of Operations
For the Year Ended December 31, 1997
======================================

Investment Income:
   Dividends ..............................................         $   266,748
   Interest ...............................................             610,136
                                                                    -----------
       Total Investment Income ............................             876,884
                                                                    -----------
Expenses:
   Investment advisory fees ...............................             281,337
   Distribution fees ......................................              70,695
   Shareholder services fees ..............................              69,009
   Shareholder report expenses ............................              43,702
   Legal and audit fees ...................................              42,829
   Custodian fees and expenses ............................              42,350
   Registration fees ......................................              41,545
   Amortization of organizational expenses ................              24,454
   Directors' fees ........................................               9,721
   Miscellaneous expenses .................................              10,596
                                                                    -----------
       Total Expenses .....................................             636,238
   Custodian fee credit ...................................              (4,165)
                                                                    -----------
       Total Net Expenses .................................             632,073
                                                                    -----------
Net Investment Income .....................................             244,811
                                                                    -----------
Net Realized and Unrealized Gain
  on Investments:
   Net realized gain on investments .......................           2,253,030
   Net change in unrealized appreciation
       on investments .....................................             873,518
                                                                    -----------
   Net realized and unrealized gain
       on investments .....................................           3,126,548
                                                                    -----------
Net increase in net assets resulting
   from operations ........................................         $ 3,371,359
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                Year Ended December 31,
                                                              ---------------------------
                                                                  1997            1996
                                                                  ----            ----
Operations:
   Net investment income .................................    $   244,811     $   570,427
   Net realized gain on investments ......................      2,253,030       1,086,110
   Net change in unrealized appreciation on investments ..        873,518         374,989
                                                              -----------     -----------
     Net increase in net assets resulting from operations       3,371,359       2,031,526
                                                              -----------     -----------
 Distributions to shareholders:
   From net investment income ............................       (244,811)       (559,000)
   From net realized gain on investments .................     (2,253,030)     (1,090,311)
   In excess of net investment income ....................        (21,105)             --
   In excess of net realized gain on investments .........           (165)             --
                                                              -----------     -----------
     Total distributions to shareholders .................     (2,519,111)     (1,649,311)
                                                              -----------     -----------
 Share transactions:
   Net increase in net assets from Fund share transactions      7,574,049       6,557,281
                                                              -----------     -----------
     Net increase in net assets ..........................      8,426,297       6,939,496
Net Assets:
   Beginning of period ...................................     26,801,710      19,862,214
                                                              -----------     -----------
   End of period .........................................    $35,228,007     $26,801,710
                                                              ===========     ===========

    The accompanying notes are an integral part of the financial statements.

The Gabelli ABC Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli ABC Fund (the "Fund"), a series of Gabelli Investor Funds, Inc. (the "Corporation"), was organized on October 30, 1992 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), whose primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund commenced operations on May 14, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
================================================================================

Short Sales. The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. At December 31, 1997, there were no short positions.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

             Distributions in
                Excess of                Accumulated Undistributed Net
           Net Investment Income         Realized Gain on Investments
           ---------------------         ----------------------------
                 $14,513                            $(14,513)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli ABC Fund
Notes to Financial Statements (Continued)
================================================================================

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $70,695, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities and securities sold short, aggregated $85,095,853 and $80,546,734, respectively.

6. Transactions with Affiliates. During the year ended December 31, 1997, the Fund paid brokerage commissions of $51,269 to Gabelli & Company, Inc. and other affiliates of the Adviser.

7. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                          Year Ended                      Year Ended
                                                       December 31, 1997               December 31, 1996
                                                    -----------------------         -----------------------
                                                    Shares        Amount            Shares        Amount
                                                    ------        ------            ------        ------
Shares sold ................................      3,121,544     $33,066,126       1,737,678     $17,232,605
Shares issued upon reinvestment of dividends        205,614       2,091,093         159,323       1,558,644
Shares redeemed ............................     (2,608,737)    (27,583,170)     (1,219,557)    (12,233,968)
                                                 ----------     -----------      ----------     -----------
 Net increase ..............................        718,421     $ 7,574,049         677,444     $ 6,557,281
                                                 ==========     ===========      ==========     ===========

The Gabelli ABC Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                         Year Ended December 31,
                                                         ------------------------------------------------------
                                                           1997        1996        1995        1994       1993+
                                                         -------     -------     -------     -------     ------
Operating performance:
  Net asset value, beginning of period ...............   $  9.84     $  9.71     $  9.57     $ 10.03     $10.00
                                                         -------     -------     -------     -------     ------
  Net investment income ..............................      0.08        0.21        0.21        0.33       0.29
  Net realized and unrealized gain on investments ....      1.17        0.54        0.86        0.12       0.62
                                                         -------     -------     -------     -------     ------
  Total from investment operations ...................      1.25        0.75        1.07        0.45       0.91
                                                         -------     -------     -------     -------     ------
Distributions to shareholders:
  From net investment income .........................     (0.08)      (0.21)      (0.21)      (0.33)     (0.29)
  From net realized gain on investments ..............     (0.77)      (0.41)      (0.72)      (0.58)     (0.59)
  In excess of net investment income .................     (0.01)         --          --          --         --
                                                         -------     -------     -------     -------     ------
  Total distributions ................................     (0.86)      (0.62)      (0.93)      (0.91)     (0.88)
                                                         -------     -------     -------     -------     ------
Net asset value, end of period .......................   $ 10.23     $  9.84     $  9.71     $  9.57     $10.03
                                                         -------     -------     -------     -------     ------
  Total return(a) ....................................      12.8%        7.8%       11.2%        4.5%       9.1%
                                                         =======     =======     =======     =======     ======
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ...............   $35,228     $26,801     $19,862     $24,419     $8,847
  Ratio of net investment income to average net assets      0.87%       2.11%       1.83%       2.95%      2.96%(c)
  Ratio of operating expenses to average net assets(b)      2.26%       2.09%       2.10%       2.09%      2.75%(c)
  Portfolio turnover rate ............................       493%        343%        508%        490%       232%
  Average commission rate per share(d) ...............   $0.0464     $0.0499          --          --         --

----------
+   From commencement of operations on May 14, 1993.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) The ratio of operating expenses to average net assets for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.25%.
(c) Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.

           -----------------------------------------------------------

                                Top Ten Holdings
                                December 31, 1997

           Tejas Gas Corp.          Catellus Development Corp.
           LIN Television Corp.     Syratech Corp.
           USX-Delhi Group          Shared Technologies Fairchild Inc.
           Nashua Corp.             Sprint Corp. 8.25% Cv. Pfd.
           TriMas Corp.             Texaco Inc.

           -----------------------------------------------------------

The Gabelli ABC Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli ABC Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli ABC Fund (one of the Funds constituting Gabelli Investor Funds, Inc.) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli ABC Fund at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                                          /s/ Grant Thornton LLP

New York, New York
February 26, 1998

--------------------------------------------------------------------------------

                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

      For the year ended December 31, 1997, the Fund paid to shareholders, on December 29, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totalling $0.793 per share and long-term capital gains totaling $0.067 per share. For the year ended December 31, 1997, 11.73% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

      U.S. Government Income:

      The percentage of the ordinary income dividend paid by the Fund during 1997 which was derived from U.S. Treasury securities was 20.12%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli ABC Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.

--------------------------------------------------------------------------------

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

                  Mario J. Gabelli, CFA           Karl Otto Pohl
                  Chairman and Chief              Former President
                  Investment Officer              Deutsche Bundesbank
                  Gabelli Funds, Inc.

                  Anthony J. Colavita             Werner J. Roeder, MD
                  Attorney-at-Law                 Director of Surgery
                  Anthony J. Colavita, P.C.       Lawrence Hospital

                  Vincent D. Enright
                  Senior Vice President and
                  Chief Financial Officer
                  KeySpan Energy Corp.

                                    Officers

                  Mario J. Gabelli, CFA         Bruce N. Alpert
                  President and Chief           Vice President
                  Investment Officer            and Treasurer

                  James E. McKee
                  Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------